UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 2004

                                  KNOBIAS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-33315               13-3968990
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (601) 978-3399

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 16, 2004, we entered into a Securities Purchase Agreement with DCOFI Master Ltd. for the sale of $500,000 in Senior Subordinated Secured Notes.

      The investors are obligated to purchase the Senior Subordinated Secured Notes as follows:

      o     $275,000 was purchased on December 16, 2004; and

      o $225,000 will be purchased ninety (90) days from December 16, 2004, assuming we are in compliance with the terms of the Securities Purchase Agreement.

      The Senior Subordinated Secured Notes bear interest at 12% per annum, payable monthly, and mature on June 15, 2005. In addition, we agreed to pay to the holders a fee of 4% per annum, payable monthly, on the balance due under the Senior Subordinated Secured Notes until the Senior Subordinated Secured Notes are paid in full.

      We have the option to prepay the principal, and all accrued interest, at any time prior to the date of maturity. In the event that we prepay the Senior Subordinated Secured Notes on or prior to ninety days from December 16, 2004, the prepayment amount shall be 105% of the principal due, plus accrued interest; after ninety days from December 16, 2004, the prepayment amount shall be 105% of the principal due, plus accrued interest. In the event that we raise more than $2,000,000 from the sale of securities in one or more transactions, upon the closing of such transaction, we are obligated to repay the Senior Subordinated Secured Notes in full, plus accrued interest. In the event that we do not repay the Senior Subordinated Secured Notes within two trading days of the maturity date, we are obligated to issue to the holders 100,000 shares of our common stock.

      The full principal amount of the Senior Subordinated Secured Notes, plus a default interest rate of 20%, is due upon a default under the terms of the Senior Subordinated Secured Notes. In addition, we granted the investors a second priority lien in substantially all of our assets, which security interest is junior to that granted to the holders of our 8% Secured Convertible Notes issued November 15, 2004.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

      See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (B) PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (C) EXHIBITS.

EXHIBIT
NUMBER                                  DESCRIPTION
--------------------------------------------------------------------------------

4.1 Securities Purchase Agreement, dated December 16, 2004, by and between Knobias, Inc. and DCOFI Master LDC.

4.2 Senior Subordinated Secured Notes issued to DCOFI Master LDC, dated December 16, 2004.

4.3 Security Agreement, dated December 16, 2004, by and between Knobias, Inc. and DCOFI Master LDC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KNOBIAS, INC.


Date: December 28, 2004                    /s/ E. KEY RAMSEY
                                           -----------------------------------
                                           E. Key Ramsey
                                           President